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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

AMENDMENT 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2003

THE MILLS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1 – 12994 (Commission File Number)	52-1802283 (I.R.S. Employer Identification No.)

1300 Wilson Boulevard
Suite 400
Arlington, Virginia 22209
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (703) 526-5000

(Former name or former address, if changed since last report)

Not Applicable

Item 2. Acquisition or Disposition of Assets

Cadillac Properties

        On January 31, 2003, The Mills Corporation (the "Company"), through The Mills Limited Partnership, completed the acquisition of five shopping center properties from The Cadillac Fairview Corporation Limited and various affiliated entities ("Cadillac"). The five properties containing approximately 4.6 million square feet of gross leasable area (including approximately 2.5 million square feet owned by certain anchor tenants) were purchased for $532.0 million, excluding closing costs. The properties are located in Ft. Lauderdale, FL; Dover, DE; White Plains, NY; Jackson, MS and New Orleans, LA. In addition to the five properties, the Company acquired approximately 110 acres of developable land adjacent to the properties which was purchased for $7.9 million. The total aggregate purchase price for the five properties and the developable land adjacent to the properties was negotiated in an arms length transaction and was approximately $539.9 million, excluding closing costs of approximately $7.9 million, consisting of $157.9 million in cash, $320.0 million in new mortgage financing and $62.0 million of assumed debt.

        The following table provides additional information about the five wholly owned Cadillac properties that were acquired:

Name/Location	Year Opened/ Renovated	Total GLA (Sq. Ft.) (1)	Anchor Store GLA (Sq. Ft.) (1)	Specialty Store GLA (Sq. Ft.) (1)	Anchor Tenants
Broward Mall Ft. Lauderdale, FL	1978/2002	999,000	717,000	282,000	Burdines, Dillard's, J.C. Penney's and Sears
Dover Mall (2) Dover, DE	1982/1997	809,000(2)	584,000	225,000(2)	Boscov, J.C. Penney, Sears and Strawbridges
Galleria at White Plains White Plains, NY	1980/1994	886,000	556,000	330,000	Macy's and Sears (3)
Northpark Mall Jackson, MS	1984/1998	961,000	647,000	314,000	Dillard's, J.C. Penney and McRae
The Esplanade New Orleans, LA	1984/2001	909,000	544,000	365,000	Dillard's, Macy's and Mervyn

(1)
Presents approximate gross leasable area of each of the properties. Included in GLA are approximately 2,522,000 square feet owned by certain store tenants located as follows: Broward Mall—717,000 square feet; Dover Mall—332,000 square feet; Galleria at White Plains—328,000 square feet; Northpark Mall—647,000 square feet; and The Esplanade—498,000 square feet.

(2)
Includes approximately 52,000 square feet located at Dover Commons, a strip center located adjacent to the Dover Mall.

(3)
The Sears anchor tenant is scheduled to open in August 2003.

2

Acquisition Financings

        The Company financed the cost of the Cadillac acquisition from new mortgage financing and assumed debt secured by the properties and from a portion of the cash proceeds received from the common equity offerings, and all of the proceeds from the preferred equity offering as detailed below:

Financing	Date Closed	Number of Shares	Net Cash Amount
Sale of Series C Cumulative Redeemable Preferred Stock	12/17/02	3,400,000	$81,797,500
Sale of Common Stock	12/20/02	4,000,000	114,920,000
New Mortgage Financing	1/31/03	N/A	320,000,000
Assumed Debt	1/31/03	N/A	62,000,000

Sale of Series C Cumulative Redeemable Preferred Stock

        In December 2002, the Company sold 3,400,000 shares of 9% Series C Cumulative Redeemable Preferred Stock, par value $0.01, at an initial offering price of $25.00 per share in an underwritten public offering. Total proceeds after discounts and expenses were approximately $81.8 million. Dividends on the preferred stock are payable quarterly at 9% of the liquidation preference of $25.00 per share (equivalent to $2.25 per share). The Company cannot redeem the Series C preferred stock before December 17, 2007, except to preserve its status as a real estate investment trust. On or after December 17, 2007, the preferred stock can be redeemed at $25.00 per share plus any accrued and unpaid dividends. Holders of the stock will have voting rights in certain limited circumstances.

Sale of Common Stock

        In December 2002, the Company sold an aggregate of 4,000,000 shares of common stock, par value $0.01, at an initial offering price of $29.00 per share. The net proceeds of the offering were approximately $114.9 million after discounts and expenses.

Mortgage Financing

        The Company obtained a mortgage loan with Archon Financial L.P. totaling $320.0 million secured by Dover Mall, Dover Commons, Galleria at White Plains, Northpark Mall and The Esplanade. The mortgage loan bears interest at LIBOR plus 210 basis points. The loan matures in February 2006 and has two one-year extension options. In conjunction with this refinancing, the Company entered into a swap agreement to effectively fix the interest rate at 4.17% on a notional amount of $245.0 million and matures in February 2005.

Assumed Debt

        The Company assumed a $62.0 million mortgage from Westdeutsche Immobilien Bank secured by Broward Mall. The loan bears interest at 6.9% and matures in March 2009. Principal payments of $1.5 million are due in March 2003, 2004 and 2005, with principal payments of $2.0 million a year due thereafter.

Item 7. Financial Statements, ProForma Financial Information and Exhibits

  (a)
  Financial statements of business acquired: See exhibit 99.1

  (3)
  Financial Statement specified by Rule 3-14 of Regulation S-X

  (b)
  Pro Forma financial information: See exhibit 99.2

  (c)
  Exhibits:

Exhibit Name
23	Consent of Independent Auditors.
99.1	Combined Statement of Certain Revenues and Certain Operating Expenses and Notes.
99.2	Unaudited Pro Forma Consolidated Financial Information.

3

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2003	THE MILLS CORPORATION
	By:	/s/ NICHOLAS MCDONOUGH Nicholas McDonough Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Document
23	Consent of Independent Auditors.
99.1	Combined Statement of Certain Revenues and Certain Operating Expenses and Notes.
99.2	Unaudited Pro Forma Consolidated Financial Information.

THE CADILLAC PROPERTIES
COMBINED STATEMENT OF CERTAIN REVENUES
AND CERTAIN OPERATING EXPENSES
(Amounts In Thousands)

	Nine Months Ended September 30, 2002 (Unaudited)	Year Ended December 31, 2001 (Audited)
CERTAIN REVENUES:
Minimum rent	$30,117	$39,799
Percentage rent	599	1,099
Recoveries from tenants	19,470	24,641
Other property revenues	3,887	5,629

Total certain revenues	54,073	71,168

CERTAIN OPERATING EXPENSES:
Recoverable from tenants
Salaries	1,997	2,470
Taxes	5,277	6,873
Maintenance	6,298	8,203
Utilities	4,048	6,033
Miscellaneous	933	1,339
Other operating	627	688

Total certain operating expenses	19,180	25,606

EXCESS OF CERTAIN REVENUES OVER CERTAIN OPERATING EXPENSES	$34,893	$45,562

THE CADILLAC PROPERTIES
NOTES TO COMBINED STATEMENT OF CERTAIN REVENUES
AND CERTAIN OPERATING EXPENSES
(Amounts In Thousands)

1.    ORGANIZATION AND BASIS FOR PRESENTATION

        The accompanying combined statement of certain revenues and certain operating expenses is comprised of five shopping center properties acquired from The Cadillac Fairview Corporation Limited and various affiliated entities (the "Cadillac Properties"). The Cadillac Properties are located in Ft. Lauderdale, FL; Dover, DE; White Plains, NY; Jackson, MS; and New Orleans, LA. The Cadillac Properties will be acquired effective January 31, 2003 by The Mills Corporation (the "Company") through The Mills Limited Partnership. In addition to the five properties, the Company will acquire approximately 110 acres of developable land adjacent to the properties.

        This statement is prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the combined statement is not representative of the actual operations for the year presented as certain revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in future operations of the acquired properties, have been excluded. Such items include management fee expense, depreciation, amortization, interest expense and interest income. The combined statement of certain revenues and certain operating expenses for the Cadillac Properties is being presented for the most recent fiscal year and the nine-month period ended September 30, 2002.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

        The Cadillac Properties lease space to tenants, for which such tenants are charged minimum rent that is recognized on a straight-line basis over the terms of the respective leases. Percentage rent is recognized when tenants' sales have reached certain levels as specified in the respective leases. Recoveries from tenants for real estate taxes and other operating expenses are recognized as revenue in the period the applicable costs are incurred.

OTHER PROPERTY REVENUE

        Other property revenue generally consists of revenues from tenants with lease agreements of one year or less, revenue from rentals of temporary in-line space, kiosks and collection of accounts receivable previously written off.

USE OF ESTIMATES

        The preparation of the statement of certain revenues and certain operating expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statement of certain revenues and certain operating expenses and accompanying notes. Actual results could differ from those estimates.

THE CADILLAC PROPERTIES
NOTES TO COMBINED STATEMENT OF CERTAIN REVENUES
AND CERTAIN OPERATING EXPENSES
(Amounts In Thousands)

3.    LEASING ACTIVITIES

        The Cadillac Properties have noncancellable leases with tenants requiring monthly payments of specified minimum rent. A majority of the leases require reimbursement by the tenant of substantially all operating expenses of the property. Future minimum rental commitments under the noncancellable operating leases at December 31, 2001 are as follows:

Year ending December 31,
2002	$38,686
2003	37,629
2004	33,642
2005	29,013
2006	23,915
Thereafter	77,714

$240,599

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  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements, ProForma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX
THE CADILLAC PROPERTIES COMBINED STATEMENT OF CERTAIN REVENUES AND CERTAIN OPERATING EXPENSES (Amounts In Thousands)
THE CADILLAC PROPERTIES NOTES TO COMBINED STATEMENT OF CERTAIN REVENUES AND CERTAIN OPERATING EXPENSES (Amounts In Thousands)